UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2012

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA Growth Fund

January 2013

Dear TANAKA Growth Fund Shareholder,

Review of the 11/30/12 Fiscal Year – A Volatile Year

For the Fiscal Year ending 11/30/12, the Fund was up 5.0% versus total returns during the same period of 14.6%, 14.8% and 16.1%, for the Russell 3000 Growth Index, the NASDAQ, and the S&P 500, respectively.  It was a volatile year for stocks, with concerns over the financial stability of the European Union early in the year giving way to rising uncertainty over the U.S. elections and the approaching Fiscal Cliff at the end of the calendar year 2012.

We entered the year expecting the Federal Reserve to increase its monetary stimulus by adding a new Quantitative Easing program should there be signs of a weakening economy.  Indeed, dovish speeches by individual Fed bank presidents and a slightly improving economy drove the S&P 500 up 10% in our fiscal 1st Quarter and we outperformed nicely due to our pro-cyclical posture.

In our fiscal 2nd Quarter, the reverse occurred as the domestic economy showed signs of weakening, the market declined and the Fund gave up ¾ of its 1st Quarter gains.  In the 2nd Quarter equity markets also suffered as Greece went into technical default on its sovereign government bonds which exacerbated concerns over the future of the European Union.  In addition, investors worried about signs of further slowing in the economies of Japan and China.  These fears caused most pro-cyclicals including many of our holdings in industrials, materials, energy, technology and consumer discretionary stocks to turn down though the market and the Fund remained in positive territory in the 1st Half.

In the fiscal 3rd Quarter, the Federal Reserve finally began to suggest that it might be closer to adding more monetary stimulus perhaps with additional purchases of bonds, and the Fund rallied along with the stock market, with our financials, technology, healthcare and materials stocks benefiting.

In the 4th Quarter, although the stock market was up modestly, the Fund was down as our over-weighted position in Apple hurt our relative performance.  We are confident that Apple will continue to introduce innovative products that will drive future growth, leading us to believe the stock is cheap at 10.7 times 9/30/13 earnings estimates and 8.1 times earnings adjusted for net cash of $128/share.

 We should reiterate a caveat that although we generally endeavor to maintain reasonable portfolio diversification across industry groups, we are willing to overweight certain industries and companies that our analysis would lead us to believe are unusually attractive.  Our four largest holdings today are MFC Industrial in basic materials, Apple in consumer technology, AFLAC in specialty insurance and Qualcomm in telecommunications.

Our investment process requires that we meet company managements and that we ask probing questions to better understand how candidate companies might generate better than expected earnings.  Our investment time horizon is generally 2 to 3 years out which is the time it often takes for new investments to produce better results.

Outlook for the 11/30/13 Fiscal Year – Off to a Good Start

The stock market and the Fund have moved up nicely in the first few weeks of our 11/30/13 fiscal year as Congress was able to avoid (or at least delay) going over the “Fiscal Cliff.”  However, our fiscal policymakers still have challenging work ahead of them to institute more permanent solutions to reduce the federal deficit.  Federal debt has expanded to over 75% of GDP and threatens to approach the elevated levels of some of the more wobbly European countries.  Our analysis suggests that the only long term deficit solution that will also create jobs in the private sector is to limit the growth of federal government spending.  Historically, raising taxes or government borrowing tends to slow the economy and reduce job creation.

The good news is that the Federal Reserve has formally announced a goal for reducing unemployment to 6.5% from 7.8% currently.  We believe this was long overdue, but at least we now have an explicit employment mandate from our monetary policymakers.  We now only need more discipline from our fiscal policymakers to allow the private sector to more fully emerge from its severe recession.

We continue to believe that common stocks represent the best value for investors with 10-year U.S. Treasuries yielding 1.9% and money market funds yielding only 0.01%.  We believe that stocks are undervalued by about 20-25% given the outlook for inflation and interest rates.  There are, of course, reasons why stocks are cheap, and we remain focused on these macro-economic threats as well as the opportunities for equity investors.  We will continue to monitor the fiscal crisis in the U.S. as well as in Europe.

Subsequent Event

We are delighted to announce that in December the Fund received significant proceeds from class action legal settlements filed by the Embarcadero/Van Wagoner Funds.  Although we cannot predict that the Fund will receive additional class action proceeds in the future, we are pursuing other opportunities and hope that they might yield some results.

We continue to be encouraged that some Fund investors have been adding to their positions in the Fund.  If you are interested, you can add to your investment or enroll in an automatic investment plan by calling 1-877-4-TANAKA or send a check written out to the TANAKA Growth Fund to:

TANAKA Growth Fund

C/O Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

We always welcome you to call/email us if you have any questions.  Thank you for your ongoing support.

Happy New Year!

Graham Tanaka, CFA

369 Lexington Ave.,  20th Floor,  New York,  N.Y.  10017  Fax : (212) 687-2852  (212) 490-3380  E-mail tanaka@tanaka.com

TANAKA GROWTH FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2012 (UNAUDITED)

R-SHARE PERFORMANCE*

	Year to Date Return	One Year Total Return	Three Year Avg. Annual Return	Five Year Avg. Annual Return	Total Avg. Annual Return Since Inception	Cumulative Return Since Inception
	1-1-12 to 11-30-12	11-30-11 to 11-30-12	11-30-09 to 11-30-12	11-30-07 to 11-30-12	12-30-98 to 11-30-12	12-30-98 to 11-30-12
R-Share	2.37%	5.04%	1.44%	-6.40%	1.12%	17.60%
Russell 3000 Growth	14.99%	14.59%	12.66%	3.05%	1.65%	25.63%
NASDAQ Composite	15.55%	14.84%	11.95%	2.49%	2.34%	37.96%
S&P 500	14.96%	16.08%	11.24%	1.34%	2.81%	47.11%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2012.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus and information on how to buy shares by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

TANAKA Growth Fund
Schedule of Investments
November 30, 2012

Shares		Value

COMMON STOCKS - 99.16%

Accident & Health Insurance - 5.60%
10,685	Aflac, Inc.	$ 566,198

Beverages - 1.43%
2,055	Pepsico, Inc.	144,281

Biological Products - 0.02%
112,817	Mymetics Corp. (Switzerland) *	2,392

Cigarettes - 6.04%
11,590	Altria Group, Inc.	391,858
2,435	Philip Morris International, Inc.	218,858
		610,716
Computer & Office Equipment - 2.56%
1,360	International Business Machines Corp.	258,495

Crude Petroleum & Natural Gas - 10.00%
4,625	Anadarko Petroleum Corp.	338,504
32,450	Harvest Natural Resources, Inc. *	285,560
66,110	Sandridge Energy, Inc. *	386,743
		1,010,807
Electric Housewares & Fans - 1.52%
4,970	Helen of Troy Corp. (Bermuda) *	153,374

Electrical Industrial Apparatus - 3.61%
51,680	Zoltek Companies, Inc. *	364,344

Electronic Computers - 8.51%
1,470	Apple Inc.	860,362

Industrial Instruments for Measurement, Display, and Control - 2.49%
22,740	Rudolph Technologies Inc. *	251,277

Measuring & Controlling Device - 3.56%
24,860	Nanometrics, Inc. *	359,476

Petroleum Refining - 0.83%
950	Exxon Mobil Corp.	83,733

Pharmaceutical Preparations - 2.07%
116,522	Catalyst Pharmaceuticals Partners, Inc. *	58,844
2,715	Valeant Pharmaceuticals, Inc. (Canada) *	150,085
		208,929
Plastics Foam Products - 2.72%
65,710	China XD Plastics Co., Ltd. (China) *	274,668

Primary Smelting & Refining of Nonferrous Metals - 0.00%
27,365	Blue Earth Refineries, Inc. (China) #	0

Radio & TV Broadcasting & Communications Equipment - 4.82%
7,659	Qualcomm, Inc.	487,265

Retail-Auto Parts - 2.45%
38,225	Motor Parts of America, Inc. *	247,698

Retail-Department Stores - 2.87%
16,150	JC Penny Company, Inc.	289,731

Retail-Drug Stores and Proprietary Stores - 1.77%
5,260	Walgreen Co.	178,367

Retail-Eating Places - 1.93%
2,900	Yum! Brands, Inc.	194,532

Security Brokers, Dealers & Flotation Companies - 1.94%
6,457	Stifel Financial Corp. *	196,422

Semiconductors & Related Devices - 3.66%
16,065	Intel Corp.	314,312
9,655	Sigma Designs, Inc. *	55,516
		369,828
Services-Medical Laboratories - 2.92%
11,194	Bio-Reference Laboratories, Inc. *	294,738

Services-Prepackaged Software - 1.00%
26,000	Neonode, Inc. *	100,880

Special Industry Machinery - 4.93%
5,086	ASML Holdings NV (Netherlands)	318,221
211,750	Mattson Technology, Inc. *	179,987
		498,208
Surgical & Medical Instruments & Apparatus - 0.70%
720	Bard C R, Inc.	71,287

Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	1

Telephone Communications (No Radio Telephone) - 0.75%
51,145	Multiband Corp. *	75,695

Wholesale-Drugs Proprietaries & Druggists' Sundries - 2.31%
5,150	NU Skin Enterprises, Inc.	233,810

Wholesale-Industrial Machinery & Equipment - 16.15%
5,656	KHD Humboldt Wedag International AG (Germany) *	32,409
184,528	MFC Industrial Ltd. (Canada)	1,599,858
		1,632,267
Wholesale-Petroleum & Petroleum Products - 0.00%
245,630	Fuelnation, Inc. * #	0

TOTAL FOR COMMON STOCKS (Cost $11,182,611) - 99.16%		10,019,781

WARRANTS
28,261	Catalyst Pharmaceuticals Partners, Inc. Warrants * #	0
TOTAL FOR WARRANTS (Cost $0) - 0.00%

TOTAL INVESTMENTS (Cost $11,182,611) - 99.16%		10,019,781

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.84%		85,295

NET ASSETS - 100.00%		$ 10,105,076

* Non-income producing securities during the period.
# Fair Valued

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of November 30, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 10,019,781	-	-	$ 10,019,781

Total	$ 10,019,781	-	-	$ 10,019,781

During the year ended November 30, 2012, Blue Earth Refiners was transferred from Level 1 to Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Blue Earth Refiners
Balance as of 11/30/2011	$ -
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(9,851)
Realized Gain/(Loss)	-
Gross Sales and Paydowns	-
Transfers In/(Out) of Level 3	9,851
Balance as of 11/30/2012	-

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Assets and Liabilities
November 30, 2012

Assets:
Investments, at Value (Cost $11,182,611)	$ 10,019,781
Receivables:
Securities Sold	701,315
Dividends and Interest	89,878
Prepaid Expenses	8,482
Total Assets	10,819,456
Liabilities:
Distribution (12b-1) Fees Payable (Note 3)	5,733
Due to Advisor (Note 3)	2,781
Administration Fees (Note 3)	816
Due to Custodian	12,133
Shareholder Redemptions	10,110
Securities Purchased	660,530
Other Accrued Expenses	22,277
Total Liabilities	714,380
Net Assets	$ 10,105,076

Net Assets Consist of:
Capital Stock	$ 8,655
Paid In Capital	16,180,220
Accumulated Realized Loss on Investments	(4,920,969)
Unrealized Depreciation in Value of Investments	(1,162,830)
Net Assets, for 865,518 Shares Outstanding	$ 10,105,076

Net Asset Value and Offering Price Per Share	$ 11.68

Minimum Redemption Price Per Share ($11.68*0.98) (Note 5)	$ 11.45

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Operations
For the year ended November 30, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $5,513)	$ 135,786
Money Fund Dividends	183
Total Investment Income	135,969

Expenses:
Advisory Fees (Note 3)	110,214
Legal Fees	17,759
Transfer Agent Fees	49,038
Distribution Fees (Note 3)	27,627
Audit Fees	13,731
Administrative Fees (Note 3)	11,051
Custody Fees	5,467
Insurance Fees	6,169
Miscellaneous Fees	6,736
Registration Fees	24,332
Taxes	300
Printing and Mailing Fees	36,371
Total Expenses	308,795
Fees Waived and Reimbursed by the Advisor (Note 3)	(38,046)
Net Expenses	270,749

Net Investment Loss	(134,780)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	22,932
Net Change in Unrealized Appreciation on Investments	684,099
Realized and Unrealized Gain on Investments	707,031

Net Increase in Net Assets Resulting from Operations	$ 572,251

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statements of Changes in Net Assets

	Years Ended
	11/30/2012	11/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (134,780)	$ (98,732)
Net Realized Gain on Investments	22,932	900,237
Unrealized Appreciation (Depreciation) on Investments	684,099	(2,440,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	572,251	(1,639,107)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions (Note 5)	(1,164,725)	9,321,261

Total Increase (Decrease)	(592,474)	7,682,154

Net Assets:
Beginning of Period	10,697,550	3,015,396

End of Period (Including Undistributed Net Investment Income of $0
and $0, respectively)	$ 10,105,076	$ 10,697,550

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	11/30/2012	11/30/2011	11/30/2010	11/30/2009	11/30/2008

Net Asset Value, at Beginning of Period	$ 11.12	$ 11.82	$ 11.19	$ 7.94	$ 16.26

Income From Investment Operations:
Net Investment Loss *	(0.15)	(0.11)	(0.22)	(0.13)	(0.22)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.71	(0.59)	0.85	3.38	(8.10)
Total from Investment Operations	0.56	(0.70)	0.63	3.25	(8.32)

Distributions	-	-	-	-	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 11.68	$ 11.12	$ 11.82	$ 11.19	$ 7.94

Total Return **	5.04%	(5.92)%	5.63%	40.93%	(51.17)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,105	$ 10,698	$ 3,015	$ 3,382	$ 2,709
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.79%	2.63%	3.22%	3.38%	2.67%
Ratio of Net Investment Loss to Average Net Assets	(1.56)%	(1.10)%	(2.56)%	(2.39)%	(1.92)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.22)%	(0.91)%	(1.80)%	(1.46)%	(1.71)%
Portfolio Turnover	49.80%	54.24%	45.47%	16.46%	18.45%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends, if any.
*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.
The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2012

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security  Valuation - Equity  securities are valued by using  market quotations,  but may be valued on the  basis of  prices  furnished  by a pricing service  when the  Advisor  believes  such  prices  accurately  reflect the fair market  value of such  securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When  market  quotations  are not readily available,  when the Advisor  determines that the market  quotation or the price provided by the pricing  service does not accurately  reflect the current market value  or  when  restricted  or  illiquid  securities  are  being  valued,  such securities  are  valued  as  determined  in  good  faith  by  the  Advisor,   in conformity with guidelines adopted by and subject to review of the Board.

Fixed income  securities  generally are valued by using market  quotations,  but may be valued on the basis of prices  furnished  by a pricing  service  when the Advisor  believes such prices  accurately  reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor  decides that a price  provided by the pricing  service does not  accurately  reflect the fair market value of the  securities,  when prices are not readily  available  from a pricing  service,  or when  restricted or illiquid  securities are being valued, securities  are  valued  at  fair  value  as  determined  in good  faith  by the Advisor,  subject  to  review  of the  Board.  Short-term  investments  in fixed income  securities with maturities of less than 60 days when acquired,  or which subsequently  are within 60 days of maturity,  are valued by using the amortized cost method of valuation,  which the Board has  determined  will  represent fair value.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Following the calculation of security  values in terms of the currency in which the market  quotation used is expressed  ("local  currency"),  the pricing agent shall,  prior  to the  next  determination  of the  NAV  of the  Fund's  shares, calculate  these values in terms of U.S. dollars on the basis of the conversion of the local  currencies (if other than U.S. dollars) into U.S. dollars at the rates  of  exchange  prevailing  at the  valuation  time  as  determined  by the pricing agent.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders.  Therefore, no federal tax provision is required.  If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2009-2011 returns and expected to be taken in the Fund’s 2012 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.   These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with  accounting principles   generally  accepted  in  the  United  States  of   America requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Reclassifications:  The Fund has recorded a reclassification in the capital accounts. As of November 30, 2012, the Fund recorded permanent book/tax differences of $134,780 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2012, the Advisor earned a fee of $110,214 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  November 30, 2013. For the year ended November 30, 2012, the Advisor waived $38,046 of fees. At November 30, 2012, the Fund owed the Advisor $2,781 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2012, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
November 30, 2010	November 30, 2013	$25,924
November 30, 2011	November 30, 2014	$20,242
November 30, 2012	November 30, 2014	$38,046

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2012, the Advisor earned a fee of $11,051 from the Fund.  At November 30, 2012, the Fund owed the Advisor $816 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2012, were $27,627.  For the year ended November 30, 2012, the Advisor earned 12b-1 fees of $17,552.  At November 30, 2012, the Fund owed $5,733 in 12b-1 fees, of which $4,169 is due to the Advisor.

NOTE 4. INVESTMENTS

For the year ended November 30, 2012, purchases and sales of investment securities, other than short-term investments and short-term government investments were as follows:

Amount
Purchases	$5,366,096
Sales	$6,648,298

NOTE 5. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2012, was $16,188,875. Capital share transactions for the years ended November 30, 2012 and 2011, respectively, were as follows:

	Year Ended 11/30/12		Year Ended 11/30/11
	Shares	$ Amount	Shares	$ Amount
Shares sold	11,992	$ 148,739	12,603	$ 153,817
Tax Free Exchange from Embarcadero	-	-	815,155	10,689,095
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed	(108,840)	(1,313,464)	(120,397)	(1,521,651)
Net increase (decrease)	(96,848)	$(1,164,725)	707,361	$ 9,321,261

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2012, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 6.   ACQUISITION OF EMBARCADERO FUNDS

On December 23, 2010, the shareholders of the Embarcadero Absolute Return Fund and the Embarcadero Market Neutral Fund, collectively “Embarcadero Funds”, each a separate series of Embarcadero Funds, Inc., voted to approve a Plan of Reorganization wherein the Fund acquired the assets and liabilities of each Embarcadero Fund in exchange for an equal value of shares of the Fund. The result of the Reorganization is that the Embarcadero Funds shareholders are now shareholders of the Fund, and the assets of the Embarcadero Funds are now assets of the Tanaka Growth Fund.

The Reorganization closed on January 25, 2011. At the time of the closing, the Fund acquired approximately $10,689,095 in assets and gained approximately 4,779 new shareholder accounts. It is anticipated that the Fund will be able to utilize some of the Embarcadero Funds’ capital loss carry-forwards. See Note 7.

NOTE 7.   TAX MATTERS

As of November 30, 2012, the tax basis components of distributable earnings, was as follows:

Undistributed ordinary income		$ -

Capital loss carry-forwards expiring +:	11/30/2013	(679,356)
	11/30/2014	(116,183)
	11/30/2016	(3,170,179)
	11/30/2017	(955,251)
($ 4,920,969)

As of November 30, 2012, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 600,032
Gross unrealized depreciation on investment securities	(1,762,862)
Net unrealized depreciation on investment securities	$ (1,162,830)

Tax Cost of investment securities *	$ 11,182,611

* Includes short-term investment.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund had capital loss carry-forwards in the amount of $5,659,811 that expired at November 30, 2012.  The Fund recorded a reclassification from accumulated net realized losses to paid-in-capital in this amount.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

NOTE 9. SUBSEQUENT EVENT

The Fund received a settlement of $1,914,423 on December 28, 2012, from a class action suit which related to IPO Securities Litigation from 1998 to 2000.  The class action related to investments which the Embarcadero Funds held at that time (see Note 6).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the Fund), a series of the TANAKA Funds, Inc., including the schedule of investments, as of November 30, 2012 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of November 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

January 16, 2013

TANAKA Growth Fund
Expense Illustration
November 30, 2012 (Unaudited)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2012 through November 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	June 1, 2012	November 30, 2012	June 1, 2012 to November 30, 2012

Actual	$1,000.00	$1,029.98	$12.43
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,012.75	$12.33

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS AND OFFICERS

NOVEMBER 30, 2012 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (64)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (76)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Michael E. Nelson (51)	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (64) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Samuel Morrow (28)	Treasurer, Secretary, CFO and CCO (since 2007)	Vice President at Tanaka Capital Management, Inc. since 2006.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

The Directors were paid no fees for the year ended November 30, 2012.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, New York, New York 10017.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2012 (UNAUDITED)

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a regular meeting of the Fund’s Board of Directors held on December 14, 2012 the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the "IA Agreement").  The Board began its review of the IA Agreement and discussed the Board's responsibilities and considerations when reviewing the Agreement.  Legal counsel advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Legal counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor's business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and its personnel (there were none). In addition, the Board requested and received financial statements from the relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Directors in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor's services to the Fund.  In particular, the Board noted with approval the Advisor's commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board's current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  The Board noted that the Advisor had been subsidizing the Fund's operations since its inception and that the Advisor had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor's performance.  The Board generally approved of the Fund's performance.  The Board noted with approval the Advisor's ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser's business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.

After full discussion and consideration, and being no further questions or comments from the Board, and upon motion made, seconded and unanimously approved, with the Independent Directors separately approving, the renewal of the IA Agreement for another year.

The Fund’s Statement of Additional Information (SAI) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka, Chairman and President

Samuel Morrow, Treasurer, Secretary, CFO, and Chief Compliance Officer

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Kaplan Voekler Cunningham & Frank, Plc.

422 Fleming Street, Suite 7

Key West, FL 33040

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 13,000

FY 2011

$ 12,500

(b)

Audit-Related Fees

Registrant

Adviser

FY 2012

$

N/A

$

N/A

FY 2011

$

N/A

$

N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2012

$

2,000

$

N/A

FY 2011

$

2,000

$

N/A

Nature of the fees:

(d)

All Other Fees

Registrant

Adviser

FY 2012

$

N/A

$

N/A

FY 2011

$

N/A

$

N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

  %

%

Tax Fees:

  %

%

All Other Fees:

  %

%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2012

$

2,000

$

0

FY 2011

$

2,000

$

0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date: February 1, 2013

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date: February 1, 2013

By    /s/ Samuel Morrow

*

       Samuel Morrow, Chief Financial Officer

Date: February 1, 2013

* Print the name and title of each signing officer under his or her signature.